UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2013

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THESTREET, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-25779 (Commission File Number)	06-1515824 (IRS Employer Identification No.)

14 Wall Street, 15th Floor
New York, New York 10005
(Address of Principal Executive Offices) (Zip Code)

(212) 321-5000
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (“2013 Annual Meeting”) of TheStreet, Inc. (the “Company”) was held on June 13, 2013.  Stockholders of record at the close of business on April 18, 2013 (the “Record Date”) were entitled to vote at the 2013 Annual Meeting.  As of the Record Date, there were issued and outstanding 33,474,123 shares of the Company’s common stock and 5,500 shares of the Company’s Series B Preferred Stock (the “Preferred Stock”).  The holders of the Preferred Stock were entitled to vote together as a single class with the holders of the Company’s common stock, having a vote equivalent to that of 3,865,942 shares of common stock, which is the number of votes that the holders of the Preferred Stock would be entitled to cast had such holders converted their Preferred Stock into shares of the Company’s common stock on the Record Date.

The Company’s stockholders voted on four proposals at the 2013 Annual Meeting, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2013 (the “Proxy Statement”).  The final results for the votes are set forth below.

Proposal 1:

The following individuals were elected as Class II directors to serve for a three-year term expiring at the annual meeting of the Company’s stockholders in 2016, or until their respective successors are duly elected and qualified, by the votes set forth below:

    For                           Withheld                      Broker Non-Vote
Elisabeth DeMarse                  18,306,757                472,704                         11,357,606
Keith Hall                                  18,220,239                559,222                         11,357,606

Proposal 2:

The Company’s stockholders approved the amendment and restatement of TheStreet, Inc. 2007 Performance Incentive Plan, by the votes set forth below:

For                            Against                                Abstain             Broker Non-Vote
17,974,905                 789,124                                 15,432                            11,357,606

Proposal 3:

The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, by the votes set forth below:

For                             Against                                Abstain
30,009,267                 95,145                                   32,655

Proposal 4:

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, by the votes set forth below:

For                             Against                                Abstain                       Broker Non-Vote
18,141,226                 630,812                                 7,432                                 11,357,606

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET, INC. (Registrant)

Date: June 14, 2013	By:	/s/ John C. Ferrara
John C. Ferrara
Chief Financial Officer